

MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1998-1


1.This Certificate relates to the Distribution
Date occurring on September 15, 2000.
2.Trust Information.
(a)The aggregate amount of Collections processed $2,147,221,071.0
for the Due Period preceding such Distribution                  0
Date was equal to

(b)The aggregate amount of such Collections with $2,021,940,211.0
respect to Principal Receivables for the Due                    0
Period preceding such Distribution Date was
equal to


(i)The payment rate, [ ( (b) + (c)(ii) +                   33.58%
(c)(iii) ) / (f) ],  is ..............
(c)The aggregate amount of such Collections with  $125,280,860.00 respect to Finance Charge and Administrative
Receivables and the Defaulted Amount for the Due
Period preceding such Distribution Date was
equal to


(i)The gross cash yield, [ ((ii)+(iii)+(iv)+(v))           23.53%
* 12 / (f) ],  is
 ......................................
(ii)The amount of such aggregate with respect to   $72,562,730.35
Finance Charge was equal to
(iii)The amount of such aggregate with respect     $20,525,848.94
to Fees was equal to ...
(iv)The amount of such aggregate with respect to   $30,088,491.71
Interchange was equal to ..
(v)The amount of such aggregate with respect to       $357,644.00
Other Recoveries was equal to ..
(vi)The amount of such aggregate with respect to    $1,746,145.00
Principal Recoveries was equal to ..
(d)The Gross Defaulted Amount for the preceding    $29,471,330.66
Due Period is ..............................
(i)The annualized default rate, (d) *12 / (f),              5.61%
is
(ii)The annualized net default rate, [(d)-                  5.28%
(c)(vi)] *12 / (f),  is
 ............................................
(e)The Portfolio Yield for such Distribution               18.25%
Date ....
(f)The total amount of Principal Receivables in  $6,299,411,147.7
the Trust at the beginning of the preceding Due                 7
Period is equal to

(g)The total amount of Principal Receivables as  $6,643,478,646.2
of the last day of the immediately preceding Due                6
Period is

(h)The average amount of Principal Receivables   $6,471,444,897.0
in the Trust during the preceding Due Period                    1
(the sum of the amounts in clause (f) and the
amount in clause (g) divided by 2) is equal to


(i)The total amount of Finance Charge and         $144,310,073.27
Administrative Receivables in the Trust as of
the last day of the immediately preceding Due
Period is



(j)The aggregate outstanding gross balance of     $190,699,434.93
the Accounts which were one payment (1-29 days)
delinquent  as of the close of business on the
last day of the calendar month preceding such
Distribution Date was equal to


(k)The aggregate outstanding gross balance of      $70,485,272.76
the Accounts which were two payments (30-59
days) delinquent as of the close of business on
the last day of the calendar month preceding
such Distribution Date was equal to


(l)The aggregate outstanding gross balance of     $150,745,418.06
the Accounts which were three or more payments
(60+ days) delinquent as of the close of
business on the last day of the calendar month
preceding such Distribution Date was equal to


(m)The aggregate amount of Trust Excess          $1,496,195,734.7
Principal Collections for such Distribution Date                6
is

(n)The aggregate amount of Principal Shortfalls   $104,741,280.24
for such Distribution Date is
 ......................
3.Group Three Information
(a)The Average Rate for Group Three (the                    6.82%
weighted average Certificate Rate reduced to
take into account any payments made pursuant to
interest rate agreements, if any ) is equal to


(b)Group Three Total Investor Collections is      $324,147,599.38
equal to ...
(c)Group Three Investor Principal Collections is  $305,235,019.50
equal to
(d)Group Three Investor Finance Charge and         $18,912,579.88
Administrative Collections is equal to
 ...........
(e)Group Three Investor Additional Amounts is               $0.00
equal to ..
(f)Group Three Investor Default Amount is equal     $4,449,034.71
to ....
(g)Group Three Investor Monthly Fees is equal to    $1,616,893.73
 .....
(h)Group Three Investor Monthly Interest is         $5,698,107.83
equal to ....
4.Series 1998-1 Information
(a)The Series Adjusted Portfolio Yield for the             18.25%
Due Period preceding such Distribution Date was
equal to

(b)The Series 1998-1 Allocation Percentage with            16.97%
respect to the Due Period preceding such
Distribution Date was equal to ..

(c)The Floating Allocation Percentage for the              88.98%
Due Period preceding such Distribution Date was
equal to

(d)The aggregate amount of Reallocated Finance
Charge and
Administrative Collections for the Due Period
preceding
such Distribution Date is equal to ............    $18,912,579.88
(e)The Floating Allocation Percentage of Series    $18,912,579.88
Allocable Finance Charge and Administrative
Collections for the Due Period preceding such
Distribution Date is equal to


(f)Class A Invested Amount ....                   $844,000,000.00
(g)The Class A Invested Percentage with respect            87.00%
to the Due Period preceding such Distribution
Date was equal to



(h)The Class A Invested Percentage of the amount   $16,453,583.28
set forth in Item 4(d) above was equal to

(i)The amount of Class A Monthly Interest for       $4,897,573.75
such Distribution Date is equal to

(j)The amount of any Class A Monthly Interest               $0.00
previously due but not distributed on a prior
Distribution Date is equal to

(k)The amount of Class A Additional Interest for            $0.00
such Distribution Date is equal to

(l)The amount of any Class A Additional Interest            $0.00
previously due but not distributed on a prior
Distribution Date is equal to

(m)The Class A Investor Default Amount for such     $3,870,575.23
Distribution Date is equal to

(n)The Allocable Servicing Fee for such             $1,616,893.73
Distribution Date is equal
to.......................................
(o)The Class A Required Amount, if any, with                $0.00
respect to such Distribution Date is equal to

(p)Class B Invested Amount .......                 $46,100,000.00
(q)The Class B Invested Percentage for the Due              4.75%
Period preceding such Distribution Date was
equal to

(r)The Class B Invested Percentage of the amount      $898,708.76
set forth in Item 4(d) above is equal to

(s)The amount of Class B Monthly Interest for         $275,449.10
such Distribution Date is equal to

(t)The amount of any Class B Monthly Interest               $0.00
previously due but not distributed on a prior
Distribution Date is equal to

(u)The amount of Class B Additional Interest for            $0.00
such Distribution Date is equal to

(v)The amount of any Class B Additional Interest            $0.00
previously due but not distributed on a prior
Distribution Date is equal to

(w)Class B Investor Default Amount for such           $211,414.12
Distribution Date is equal to
 ..............................
(x)The Collateral Invested Percentage of the        $1,560,287.84
amount set forth in Item 4(d) above is equal to

(y)The Series 1998-1 Principal Shortfall for                $0.00
such Distribution Date is equal to

(z)The Series 1998-1 Excess Principal                       $0.00
Collections is equal
to.......................................
(aa)The amount of Excess Finance Charge and         $8,252,088.07
Administrative Collections with respect to such
Distribution Date is equal to

(bb)The amount of Excess Finance Charge and
Administrative Collections referred to in Item
4(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:



(i)to fund the Class A Required Amount, if any,
with
respect to such Distribution                                $0.00
Date................
(ii)to reimburse Class A Investor Charge-                   $0.00
(iii)to pay current or overdue Class B Monthly
Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount ......                               $0.00
(iv)to fund the Class B Investor Default Amount
with
respect to such Distribution Date..............       $211,414.12
(v)to reimburse certain previous reductions in
the Class B
Invested Amount .........                                   $0.00
(vi)to pay the Collateral Monthly Interest for        $525,084.98
such Distribution Date equal to

(vii)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above............               $0.00
(viii)to fund the Collateral Investor Default
Amount with
respect to such Distribution Date...............      $367,045.36
(ix)to reimburse certain previous reductions in             $0.00
the Collateral Invested Amount

(x)to make any required deposit in the Cash                 $0.00
Collateral Account..
(xi)to make any required deposit to the Reserve             $0.00
Account .
(cc)The amount of Subordinated Principal           $39,686,382.21
Collections with respect to such Distribution
Date is equal to

(dd)The Principal Allocation Percentage is equal           88.98%
to ..
(ee)The total amount to be distributed to Class             $0.00
A Certificateholders on such Distribution Date
in payment of principal is equal to

(ff)The total amount to be distributed to Class             $0.00
B Certificateholders on such Distribution Date
in payment of principal is equal to

(gg)The amount of Class A Investor Charge-Offs              $0.00
for such Distribution Date is equal to

(hh)The total amount of reimbursements of Class             $0.00
A Investor Charge-Offs for such Distribution
Date is equal to

(ii)The amount of Class B Investor Charge-Offs              $0.00
and other reductions in the Class B Invested
Amount for such Distribution Date is equal to

(jj)The total amount of reimbursements of Class             $0.00
B Investor Charge-Offs for such Distribution
Date is equal to

(kk)The Class A Invested Amount at the close of   $844,000,000.00
business on such Distribution Date (after giving
effect to all payments and adjustments on such
Distribution Date) will be equal to


(ll)The Class B Invested Amount at the close of    $46,100,000.00
business on such Distribution Date (after giving
effect to all payments and adjustments on such
Distribution Date) will be equal to


(mm)The Available Collateral Amount as of the      $80,036,239.78
close of business on the preceding Distribution
Date (after giving effect to any withdrawal from
the Collateral Account) was equal to




(nn)The Required Collateral Amount as of the       $80,036,239.78
close of business on such Distribution Date,
after giving effect to any withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on such Distribution
Date, will be equal to



(oo)The ratio of the Required Collateral Amount           173.61%
to the Class B Invested Amount as of the close
of business on such Distribution Date, after
giving effect to any withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on such Distribution
Date, will be equal to



(pp)The Available Collateral Amount as of the      $80,036,239.78
close of business on such Distribution Date
(after giving effect to any withdrawal from the
Collateral Account) will be equal to


(qq)The Cumulative Excess Interest Amount as of             $0.00
the close of business on such Distribution Date,
after giving effect to any payments of interest
to Class B Certificateholders on such
Distribution Date, will be equal to ...


5.Total amount to be on deposit in the             $12,846,651.44
Collection Account (after giving effect to
allocations required to be made pursuant to the
terms of all other Series now outstanding and to
the payment of the Servicer's fee and funding of
investor default outstanding and to the payment
of the Servicer's fee and funding of investor
default amounts) prior to making distributions
on such Distribution Dates is equal to



6.The total amount to be allocated according to     $7,673,628.59
the terms of the Collateral Agreement on such
Distribution Date is equal to

7.Total amount to be distributed from the                   $0.00
Collection Account to the Servicer in respect of
the unpaid Allocable Servicing Fee for the
preceding Due Period on such Distribution Date
(after taking into consideration the amounts
which have been netted with respect to this
Series against deposits to the Collection
Account) is equal
to..............................................
 .




8.The Class A Adjusted Amount ..........          $844,000,000.00
9.The Class B Adjusted Amount .............        $46,100,000.00
10.The Controlled Accumulation Amount ......                $0.00
11.The Controlled Deposit Amount .............              $0.00
12.The Deficit Controlled Deposit Amount .......            $0.00
13.The Principal Funding Account Balance ...                $0.00
14.The Principal Funding Investment Shortfall               $0.00
 .......
15.The Required Reserve Account Amount ......               $0.00
16.The Reserve Account Balance ..............               $0.00




Household Finance Corporation
Household Card Funding Corp.                      August 31, 2000
Household Credit Card Master Trust I , Series       September 15,
1998-1                                                       2000


CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest            $5.802812500
2. Principal distribution per $1,000 interest        $0.000000000
3. Interest distribution per $1,000 interest         $5.802812500
B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
(a) One-month LIBOR                                  6.618750000%
(b) Spread                                                0.1200%
(c) Class A Certificate Rate                         6.738750000%
2. Beginning Principal Amount                     $844,000,000.00
3. Days in Interest Period                                     31
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                            $2,147,221,071.0
                                                                0
(b) Collections of Finance Charge and             $125,280,860.00
Administrative Receivables
(c) Collections of Principal                     $2,021,940,211.0
                                                                0
2. Allocation of Receivables
(a) Class A Invested Percentage                            87.00%
(b) Principal Allocation Percentage                        88.98%
3. Delinquent Gross Balances
(a) Delinquent 1 - 29 days                        $190,699,434.93
% of Gross Receivables                                      2.81%
(b) Delinquent 30 - 59 days                        $70,485,272.76
0% of Gross Receivables                                     1.04%
(c) Delinquent 60+ days                           $150,745,418.06
% of Gross Receivables                                      2.22%
4. Class A Investor Default Amount                  $3,870,575.23
5. Class A Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class A Investor Charge-offs, if any, for               $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000 interest            $0.00
(c) Total reimbursed to Trust in respect of                 $0.00
Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000 interest            $0.00
(e) The amount, if any, by which the outstanding            $0.00
principal balance of the Class A Certificates
exceeds the class A Invested Amount as of the
end of the Distribution Date


6. Allocable Servicing Fee paid for the             $1,616,893.73
Distribution Date
7. Deficit Controlled Accumulation Amount for               $0.00
the Distribution Date
D.Class A Pool Factor                                 1.000000000
E. Receivables Balances
1. Principal Receivables as of the last day of   $6,643,478,646.2
the preceding Due Period                                        6
2. Finance Charge and Administrative Receivables  $144,310,073.27
as of the last day of the preceding Due Period

F.Class B Certificates
1. Class B Invested Amount as of the end of the    $46,100,000.00
Distribution Date
2. Available Collateral Invested Amount as of      $80,036,239.78
the end of the Distribution Date
6. Allocable Servicing Fee paid for the
Distribution Date



Household Finance Corporation
Household Card Funding Corp.                      August 31, 2000
Household Credit Card Master Trust I , Series       September 15,
1998-1                                                       2000


CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest            $5.975034707
2. Principal distribution per $1,000 interest        $0.000000000
3. Interest distribution per $1,000 interest         $5.975034707
B. Calculation of Class B Interest
1. Calculation of Class B Certificate Rate
(a) One-month LIBOR                                  6.618750000%
(b) Spread                                                0.3200%
(c) Class B Certificate Rate                         6.938750000%
2. Beginning Invested Amount                       $46,100,000.00
3. Days in Interest Period                                     31
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                            $2,147,221,071.0
                                                                0
(b) Collections of Finance Charge and             $125,280,860.00
Administrative Receivables
(c) Collections of Principal                     $2,021,940,211.0
                                                                0
2. Allocation of Receivables
(a) Class B Invested Percentage                             4.75%
(b) Principal Allocation Percentage                        88.98%
3. Delinquent Gross Balances
(a) Delinquent 1 - 29 days                        $190,699,434.93
% of Gross Receivables                                      2.81%
(b) Delinquent 30 - 59 days                        $70,485,272.76
% of Gross Receivables                                      1.04%
(c) Delinquent 60+ days                           $150,745,418.06
% of Gross Receivables                                      2.22%
4. Class B Investor Default Amount                    $211,414.12
5. Class B Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class B Investor Charge-offs, if any, for               $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000 interest            $0.00
(c) Total reimbursed to Trust in respect of                 $0.00
Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000 interest            $0.00
(e) The amount, if any, by which the outstanding            $0.00
principal balance of the Class B Certificates
exceeds the Class B Invested Amount as of the
end of the Distribution Date


6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the end             $0.00
of the Distribution Date
(b) Available Cash Collateral Amount as a                   0.00%
percent of the Class B Invested Amount, each at
the end of the Distribution Date

7. Available Collateral Invested Amount            $80,036,239.78
8. Deficit Controlled Accumulation Amount for               $0.00
the Distribution Date
D.Class B Pool Factor                                $1.000000000
E. Receivables Balances
1. Principal Receivables as of the last day of   $6,643,478,646.2
the preceding Due Period                                        6
2. Finance Charge and Administrative Receivables  $144,310,073.27
as of the last day of the preceding Due Period


